UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

Weatherford International plc

(Exact name of registrant as specified in its charter)

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Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place, Houston , Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)[1]	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	WFTLF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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[1]	On April 17, 2020, the New York Stock Exchange (the “NYSE”) filed a Form 25 (the “Form 25”) with the Securities and Exchange Commission delisting our ordinary shares from trading on the NYSE, which delisting became effective 10 days after the filing of the Form 25. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our ordinary shares under Section 12(b) of the Exchange Act will become effective 90 days from the date of the Form 25 filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) of Weatherford International plc (the “Company”) held on June 12, 2020, based on preliminary voting results, each of Thomas R. Bates, John F. Glick, and Gordon T. Hall had more votes “against” his re-election to the Board of Directors of the Company (the “Board”) than votes “for” his re-election. On June 12, 2020, in accordance with the Company’s articles of association, each of Messrs. Bates, Glick and Hall promptly tendered his resignation from the Board and the committees thereof, effective immediately, and the Board accepted such resignations. Messrs. Bates, Glick and Hall’s resignations were not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01	Other Events.

At the Annual Meeting of the Company held on June 12, 2020, based on preliminary voting results, shareholders voted to re-elect each of Neal P. Goldman, Jacqueline C. Mutschler and Charles M. Sledge to the Board.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020

Weatherford International plc

By:	/s/ Christian A. Garcia
Christian A. Garcia
Executive Vice President and Chief Financial Officer

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